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                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
ShowCase Corporation:

We consent to the use of our reports incorporated herein by reference in this Form S-8 registration statement.


                                            /s/ KPMG LLP



Minneapolis, MN
July 13, 1999